UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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TYCO INTERNATIONAL LTD.
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Filed by Tyco International Ltd.
Pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934
Subject Company: Tyco International Ltd.

In connection with the proposed spin-off transactions involving the North American residential security business and flow control business of Tyco International Ltd. (“Tyco” or the “Company”), a definitive proxy statement for the stockholders of Tyco will be filed with the Securities and Exchange Commission (the “SEC”).  Tyco will mail the final proxy statement to its stockholders. BEFORE MAKING ANY VOTING DECISION, TYCO’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED SPIN-OFF TRANSACTIONS. Investors and security holders may obtain, without charge, a copy of the proxy statement, as well as other relevant documents containing important information about Tyco at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC.  You may also read and copy any reports, statements and other information filed by Tyco at the SEC public reference room at 100 F. Street, N.E., Washington D.C 20549.  Please call the SEC at 1-800-SEC-0330 for further information.

Tyco and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed spin-off transactions.  Information concerning the interests of Tyco’s participants in the solicitation is set forth in Tyco’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and in the proxy statement relating to the spin-off transactions when it becomes available.

FORWARD-LOOKING STATEMENTS

This filing contains a number of forward-looking statements.  Words, and variations of words such as “expect”, “intend”, “will”, “anticipate”, “believe”, “confident”, “continue”, “propose” and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, our intent to create three independent companies as a result of the proposed spin-offs, revenue and growth expectations for the three independent companies following the spin-offs, the expectation that the spin-offs will be tax-free, statements regarding the leadership, resources, potential, priorities, and opportunities for the independent companies following the spin-offs, the intent for the three independent companies to remain investment grade following the spin-offs, and the timing of the transactions.  The forward-looking statements in this press release are based on current expectations and assumptions that are subject to risks and uncertainties, many of which are outside of our control, and could cause results to materially differ from expectations. Such risks and uncertainties, include, but are not limited to: failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the proposed spin-offs; adverse effects on the market price of our common stock and on our operating results because of a failure to complete the proposed spin-offs; failure to realize the expected benefits of the proposed spin-offs; negative effects of announcement or consummation of the proposed spin-offs on the market price of the company’s common stock; significant transaction costs and/or unknown liabilities; general economic and business conditions that affect the companies in connection with the proposed spin-offs; unanticipated expenses such as litigation or legal settlement expenses; failure to obtain tax rulings or tax law changes; changes in capital market conditions that may affect proposed debt refinancing; the impact of the proposed spin-offs on the company’s employees, customers and suppliers; future opportunities that the company’s board may determine present greater potential to increase shareholder value; and the ability of the companies to operate independently following the spin-offs. Actual results could differ materially.   For further information regarding risks and uncertainties associated with our businesses, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Tyco’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Tyco’s Investor Relations Department, Tyco International Management Company, 9 Roszel Road, Princeton, New Jersey 08540 or at Tyco’s Investor Relations website at http://investors.tyco.com/ under the heading “Investor Relations” and then under the heading “SEC Filings”.  We undertake no duty to update any forward-looking statement to conform this statement to actual results or changes in the company’s expectations, except as required by law.

This filing consists of answers to a list of frequently asked questions about the planned separation of each of the Company’s North American residential security business and Flow Control business into separate, publicly-traded companies.

Tyco Separation Q&A

Frequently Asked Questions within SimplexGrinnell

1.              Is this separation move being undertaken so that the new combined commercial fire and security company that emerges can be sold to an organization like UTC or Schneider Electric?

No, there is no intent or plan to sell the commercial fire protection and security company after the separation process is complete. George Oliver, who will serve as CEO of the commercial fire and security company, and current Tyco CEO Ed Breen have been very clear on that point in discussions within the company and in the investment community. While it is easy under the circumstances to want to speculate, our attention is best directed right now in staying focused, fulfilling our day-to-day job responsibilities, growing our business, and feeling excited about becoming part of a $10 billion company that will be the global leader in fire and security products, system design, installation and services. That is an enviable position filled with opportunity, for the company and our employees.

2.              Do we know what the new commercial fire and security company will be named?

No, that has not yet been determined. It is a decision that will be made as the separation process moves forward in the coming months. There is a strong possibility that the Tyco name will be retained, in some form, for the commercial fire and security company. The Tyco name carries strong recognition and respect in the fire, security and life-safety industry. That brand strength will certainly be a key consideration in deciding on the name for the commercial fire and security company. It has already been determined that the ADT brand name will stay with the ADT North America residential business - one of the three independent companies being established under Tyco’s separation plan.

3.              What about the SimplexGrinnell name? Will it be retained when the new fire and security company is in place?

The answer to the above question applies here as well. We just don’t know at this point. Many of us feel a strong sense of pride and personal investment in the SimplexGrinnell name. Those feelings are very admirable, and reflect the hard work, commitment and passion that have gone into building the business, serving our customers, and leading the industry. One thing to keep in mind is this: Our life- safety mission - and the vital importance of what we do - will remain the same, no matter what our company is called. At the end of the day, what differentiates us in the marketplace is not our company name, but our people and our commitment to be the best at serving our customers and helping to keep people and property safe. That’s what makes us special, and none of that will change when the new organization is in place.

4.              What will the field structure of the new organization look like? Will the ADT commercial security business be integrated with SimplexGrinnell?

Again, we don’t have the answers yet to how the new company will be put together. Our leaders have begun the process of examining the current businesses and assessing the needs of the new organization. At this point, we are in the preliminary stages of what will be a months-long process, so no decisions have been made about the structure or specifics on the plan for integrating the ADT commercial security business into the new organization. We do expect the high-level plan and operational structure that will become the basis for the new organization to be formalized late in Q1 or early Q2 of fiscal 2012. The decisions on structure will be made with enormous care, to ensure that we develop the very best plan for leveraging the complementary strengths of the businesses and the people that make up the new organization. When the separation process is complete, we will be part of an organization with extraordinary end-to-end fire and security solutions capabilities. As decisions are made along the way, they will be promptly and fully communicated to employees.

5.              There has been a move recently to co-locate ADT and SimplexGrinnell offices and to combine some back office operations (monitoring, for example). What does the separation plan mean for these activities?

As the consolidation process moves along, we will continue to look for ways to improve efficiency and productivity in order to strengthen our results and create fuel that can be reinvested to grow the business. Where it makes sense based on the assessments and planning being done under the separation process, these collaboration and efficiency efforts will continue. With respect to central monitoring, a recent change transitioned central monitoring activities previously performed by SimplexGrinnell in Westminster, Massachusetts to the ADT commercial monitoring center in Colorado. That change is certainly in alignment with the separation plan, which will bring the ADT commercial security business into the new global fire and security company.

6.              Should we assume ‘business as usual’ until notified otherwise?

Yes, that is absolutely true. As we move through this process, it is critically important that everyone remain focused on our day-to-day responsibilities and continue to meet our commitments to customers, shareholders and each other. We simply cannot be distracted from the work that needs to be done. SimplexGrinnell’s strong performance has earned the respect of George Oliver and the senior leadership team at Tyco. We actually played a key role in putting Tyco in position to proceed with the separation plan. The worst thing we could do is to lose our focus now. We need to finish FY11 with a flourish and get off to a strong start in the new fiscal year. That is the best way to position our organization and our employees for growth and success moving forward.

7.              Is there any change in our strategy as we move into the new fiscal year?

No, our strategy and vision stays the same. We remain committed to a strategy of driving profitable growth and a vision of making SimplexGrinnell a great company - not just a good company, but a truly great one. To accomplish these goals, we must continue to put service growth at the forefront of our efforts while maintaining our focus on driving fire alarm market share and returning the sprinkler contracting business to profitability. As always, we must also be vigilant about maintaining our commitment to the Tyco values and our focus on customers, employees and community.

8.              What will happen to “One Tyco” investments for Salesforce.com, technician mobility, intelligent scheduler, pricing optimization, automated expense reporting, integrated email platform, and materials resource planning?

As always, we need to be smart and forward-looking about investments in the growth and future of the business. We are assessing key investment initiatives in that light and through the lens of the separation plan. The goal is to make sure our investment initiatives and activities move us forward and align with the needs and requirements of the new company.

9.              How will the current shared services transformation initiatives (Finance, IT, HR, etc.) be affected by the separation plan?

Tyco has made significant progress over the past year in developing and executing initiatives to drive greater efficiency across the organization, particularly with the transformation projects in Finance, HR and IT. The underlying rationale and fundamental thought processes behind these transformation activities remain solid and applicable. Going forward, the transformation initiatives now underway will be assessed and adapted to ensure they align with the needs of the new companies after separation.

10.       There is a lot of talk among employees about these changes and job security. What should employees be doing as the separation process progresses?

Our employees should continue to do their jobs to the very best of their ability, and embrace this change and the opportunity that comes with it. Change can be hard and unsettling, but is a way of life in today’s world and especially as a publicly traded company. More than anything, change should be seen as an enabler for progress, growth and opportunity. Significant change or not, world-class companies are made up of great employees who produce great results. We couldn’t have gotten to this point without everyone’s hard work and support. Now more than ever, we need strong performers who enable the company to succeed today - and ultimately add value that will support the mission and goals of the new commercial fire and security organization.

11.       How will this separation plan affect acquisitions?

From a long-term perspective, the plan should have no impact on acquisitions. The new fire and security business will be well capitalized and have the ability to make significant acquisitions to complement and strengthen its portfolio and capabilities. There are a number of acquisitions within the SimplexGrinnell business that we want to bring to closure. Our pursuit of those opportunities continues, although there will be a hiatus in activity for several months while the balance sheets and debt structure of the new organization are firmed up. When the separation is complete, we want to have a robust portfolio of potential acquisition opportunities to pursue.

12.       Will these changes affect our employee benefits?

All of that will be sorted out as we move through the separation process. Tyco offers excellent benefits and an overall compensation package that is at the top of our industry. The new company will certainly be committed to providing a best-in-class compensation package that offers significant value to employees and helps the organization attract, retain and develop the best talent.

13.       What is meant by Ed Breen’s new role of Non-Executive Chairman?

This means that Ed Breen will become the Chairman of the Board of Directors of the commercial fire and security company, but will not be the day-to-day CEO. That role will be filled by George Oliver, currently the President of Tyco Fire Protection. Like the CEOs of the other two companies being created through separation, George is a strong, accomplished leader with extensive experience in the fire and security industry. Ed has great confidence in his ability to lead the new company, and feels this is the right time transition the leadership.

14.       Where can I find more information?

You can visit the special Separation Resource Center that has been established on the Inside Tyco intranet. You can find announcements, FAQs, a PowerPoint presentation and other useful information there. Simply click on the link below: http://bit.ly/mQ8sGd